Divestitures	12 Months Ended
Dec. 31, 2017
Gains Losses On Disposals Of Noncurrent Assets [Abstract]
Divestitures

8. DIVESTITURES

In 2017, the Company completed the sale of the majority of its Conventional segment crude oil and natural gas properties for gross proceeds of $3.2 billion. A net gain of $1.3 billion was recorded on the divestitures. For further information see Note 11.

In 2016, the Company completed the sale of land to an unrelated third party for cash proceeds of $8 million, resulting in a loss of $5 million. The Company also sold equipment at a loss of $1 million. These assets, related liabilities and results of operations were reported in the Conventional segment.

In 2015, the Company completed the sale of Heritage Royalty Limited Partnership (“HRP”), a wholly-owned subsidiary, to a third party for gross cash proceeds of $3.3 billion, resulting in a gain of $2.4 billion. HRP was a royalty business consisting of royalty interest and mineral fee title lands in Alberta, Saskatchewan and Manitoba. These assets, related liabilities and results of operations were reported in the Conventional segment. In 2017, the remaining Conventional segment was classified as a discontinued operation.

The divestiture of HRP gave rise to a taxable gain for which the Company recognized a current tax expense of $391 million. The majority of HRP’s assets had been acquired at a nominal cost and, as such, had minimal benefit from tax depreciation in prior years. For this reason, the current tax expense associated with the divestiture was specifically identifiable; therefore, it was classified as an investing activity in the Consolidated Statements of Cash Flows.

In addition, the Company divested of an office building in 2015, recording a gain of $16 million.